UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 15, 2007
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


       DELAWARE                           000-27127              04-3332534
----------------------------            -------------        -------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
    of Incorporation)                    File Number)        Identification No.)


                     20 Second Avenue, Burlington, MA 01803
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500
                                ---------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On January 15, 2007, the Board of Directors established the following 2007 fiscal year base salaries for the following named executive officers: Mr. Ofer Gneezy, Chief Executive Officer, $350,000; Dr. Gordon VanderBrug, Executive Vice President, $300,000; Mr. Richard Tennant, Chief Financial Officer and Senior Vice President Finance and Administration, $250,000; Mr. Dan Powdermaker, Senior Vice President, Worldwide Sales, $180,000; and Mr. Paul Floyd, Senior Vice President of Research & Development, Engineering and Operations, $225,000.

The Board of Directors also established an executive bonus plan ("Bonus Plan") with awards that may be earned for fiscal year 2007. The establishment of the Bonus Plan involved setting the target amounts of such bonuses and certain of the Corporation-wide, business unit and individual goals upon which the bonuses will be paid. The actual bonus payments under such awards may, at the discretion of the Board of Directors, be less than or greater than the target amounts, depending on the Corporation's business performance, and performance of individuals, regardless of whether the goals upon which such bonuses are based are achieved. Mr. Ofer Gneezy, Dr. Gordon VanderBrug, Mr. Richard Tennant, and Mr. Paul Floyd will be eligible to receive a year-end discretionary bonus of up to $350,000, $300,000, $190,000, and $190,000, respectively. Mr. Dan Powdermaker will be eligible to receive a year-end discretionary bonus of up to $90,000 plus sales commissions of up to $90,000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 16, 2007                  iBASIS, INC.

                                        By: /s/ Richard Tennant
                                            ------------------------------------
                                            Richard Tennant
                                            Senior Vice President of Finance and
                                            Administration and Chief Financial
                                            Officer